ING INVESTORS TRUST

ING Liquid Assets Portfolio

(“Portfolio”)

Supplement dated October 7, 2010

to the Portfolio’s Institutional Class (“Class I”), Service Class (“Class S”)and Service 2

Class (“Class S2”) Prospectus (collectively, the “Prospectuses”) and Class I, Class S and

Class S2 Statement of Additional Information (“SAI”) each dated April 30, 2010

Effective on or about October 7, 2010, the Portfolio’s Prospectuses and SAI are hereby revised as follows:

1.	The 2nd paragraph of the section entitled “Portfolio Holdings Information” found in the statutory section of the Portfolio’s Prospectuses is hereby deleted in its entirety and replaced with the following:

No later than the fifth business day of each month ING Liquid Assets Portfolio will post a full list of the portfolio holdings on the ING Funds website as of the last business day of the previous month, and any items required by Rule 2a-7. The information will be available on the website for a period of not less than six months. The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

2.	The third paragraph of the section entitled “Disclosure of the Portfolios’ Portfolio Securities” found in the Portfolio’s SAI is hereby deleted in its entirety and replaced with the following:

No later than the fifth business day of each month ING Liquid Assets Portfolio will post a full list of the portfolio holdings on the ING Funds website as of the last business day of the previous month, and any items required by Rule 2a-7. The information will be available on the website for a period of not less than six months. The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE